UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 8, 2005

CANTEL MEDICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction	(Commission	(IRS Identification
of incorporation)	File Number)	Number)

150 Clove Road, Little Falls, New Jersey		07424
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

                On November 8, 2005, the Board of Directors approved an amendment to Article II, Section 3 of our By-laws to eliminate the classification of the Board of Directors. As a result of the amendment, our entire Board of Directors will now be elected each year at the Annual Meeting of Stockholders for a one-year term. The term of all ten current Directors will continue until the 2005 Annual Meeting of Stockholders, and each Director elected at such meeting will have a one-year term ending at the 2006 Annual Meeting of Stockholders.

Item 9.01.  Financial Statements and Exhibits.

                (d)           Exhibits

                                3.1 By-laws of Cantel Medical Corp., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

By:	/s/ James P. Reilly
James P. Reilly,
President and Chief Executive Officer

Date: November 9, 2005